UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2022

INDUSTRIAL HUMAN CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	86-2127945
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

501 Brickell Key Drive, Suite 300, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-40934

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AXH	The New York Stock Exchange
Warrants	AXHW	The New York Stock Exchange
Units	AXHU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2022, the Board of Directors of Industrial Human Capital, Inc. (“AXH” or the “Company”), appointed Manny Rivera, 47, to the position of CFO and Treasurer of the Company, effective immediately. Since May 24, 2022, Mr. Rivera has served as the acting CFO of ShiftPixy, Inc. (“ShiftPixy”), the parent of the Company’s financial sponsor, ShiftPixy Investments, Inc. From June 2021 until his appointment as acting CFO of ShiftPixy, Mr. Rivera served as the Vice President of Accounting for ShiftPixy. Prior to joining ShiftPixy, Mr. Rivera was employed from July 2020 until June 2021 as Director of Financial Accounting Advisory Services for Eleven Consulting Group, a privately held financial consulting and accounting advisory firm. Before joining Eleven Consulting, he served from October 2014 through February 2020 as Financial Accounting Advisory Services Senior Manager for the worldwide accounting firm of Ernst & Young. Beginning in August 2003, he was employed by the worldwide accounting firm of KPMG, which he left as an Audit Senior Manager in September 2014. Mr. Rivera earned a bachelor’s degree of Arts in Accounting, cum laude, from Inter-American University of San Juan, Puerto Rico, and is licensed as a Certified Public Accountant in Florida and Puerto Rico.

There is currently no agreement in place between the Company and Mr. Rivera with respect to his compensation, and the Company does not intend to pay any compensation to Mr. Rivera prior to the consummation of its initial business combination. Mr. Rivera currently earns annual compensation in his role as acting CFO for ShiftPixy of $194,606.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDUSTRIAL HUMAN CAPITAL, INC.

Date: July 26, 2022	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer